UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2002

                              BellSouth Corporation
             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-8607


                   Georgia                                 58-1533433
       (State or other jurisdiction of                   (IRS employer
       incorporation or organization)                 identification no.)


             1155 Peachtree Street, NE, Atlanta, Georgia 30309-3610 (Address of principal executive offices, including zip code)

                                 (404) 249-2000
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

  Exhibit
  Number        Description
  --------      -----------------
  99.1          Statement Under Oath of F. Duane Ackerman, Chairman of the
                Board, President and Chief Executive Officer of BellSouth
                Corporation, Regarding Facts and Circumstances Relating to
                Exchange Act Filings.

  99.2 Statement Under Oath of Ronald M. Dykes, Chief Financial Officer of BellSouth Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.  Regulation FD Disclosure

         On August 12, 2002, BellSouth Corporation submitted to the Securities and Exchange Commission the Statements under Oath of Chief Executive Officer and Chief Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2002                             BELLSOUTH CORPORATION

                                              By:  /s/ W. Patrick Shannon
                                                  -----------------------------
                                                       W. Patrick Shannon
                                                       Vice President - Finance

                              BellSouth Corporation
                                  Exhibit Index

  Exhibit
  Number        Description
  --------      ---------------

  99.1 Statement Under Oath of F. Duane Ackerman, Chairman of the Board, President and Chief Executive Officer of BellSouth Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

  99.2 Statement Under Oath of Ronald M. Dykes, Chief Financial Officer of BellSouth Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.